UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23675

GNMA & US GOVERNMENT TARGET MATURITY FUND

FOR PUERTO RICO RESIDENTS, INC.

(Exact name of Registrant as specified in charter)

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of principal executive offices)(Zip code)

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copies to:

Carla G. Teodoro Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Owen Meacham UBS Business Solutions US LLC One North Wacker Drive Chicago, IL 60606

Registrant’s telephone number, including area code: (787) 250-3600

Date of fiscal year end: March 31

Date of reporting period: April 1, 2025 – September 30, 2025

Item 1. Report to Shareholders.

(a)   The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

SEMI-ANNUAL REPORT September 30, 2025

GNMA & US GOVERNMENT TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

LETTER TO SHAREHOLDERS

November 14, 2025

Dear Shareholders:

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc. (the “Fund”) is pleased to present this Letter to Shareholders for the period from April 1, 2025, to September 30, 2025.

After lowering the federal funds rate by a total of 1.00% during the last three meetings of calendar 2024, the Federal Reserve Board (the “Fed”) did not lower interest rates again until its September 2025 meeting. The federal funds rate closed the period at a range of 4.00% - 4.25%.

The yield curve steepened 0.22% during the period. The yield of the 2-year U.S. Treasury note decreased 0.28% during the period, closing at 3.61% versus 3.89% at the beginning of period in response to cuts in the federal funds rate. The yield of the 10-year U.S. Treasury note decreased only 0.06%, closing the period at 4.15% versus 4.21% at the beginning of the period as it was more focused on the recent higher inflation numbers.

The U.S. government shut down at midnight on September 30, 2025. While the equity markets seem unphased by the event, treasury yields have trended lower. The shutdown became the longest in history and ended on November 13, 2025. Trade tensions resurfaced when China announced revised rare earth mineral export policies and President Trump threatened to increase tariffs on Chinese imports. Equity markets dropped and volatility spiked. A one-year agreement to resolve the issues was announced after the meeting on October 29, 2025. Equity markets recovered and volatility subsided.

The Fed cut the federal funds rate by 0.25% at its October 29, 2025, meeting. The federal funds rate target range decreased to 3.75% - 4.00%. The Fed statement acknowledged both the slowdown in job creation and the increase in inflation that “remains somewhat elevated”. Uncertainty about the economic outlook also remains elevated.

Uncertainty over the timing of Fed policy, the implementation of tariffs, the ongoing restructuring of the federal government, the shape of the yield curve, and elevated geopolitical risks continue to present a challenging environment for the management of the Fund. Notwithstanding, the investment adviser remains committed to seeking investment opportunities within allowed parameters while providing professional management services to the Fund for the benefit of its shareholders.

Sincerely,

/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President and Chairman of the Board of Directors

This letter is intended to assist shareholders in understanding how the Fund performed during the 6-month period ended September 30, 2025. The views and opinions in the letter were current as of November 14, 2025. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors, and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as a closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior thereto, the Fund was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon registration under the 1940 Act, the Fund must now register its future offerings of securities under the Securities Act of 1933, as amended (the “1933 Act”), absent an available exception. There is limited trading in Fund shares, which are not registered under the 1933 Act, and are only traded via private transactions. The Fund has suspended the issuance of Tax-Exempt Secured Obligations (“TSOs”) pending registration under the 1933 Act.

FUND PERFORMANCE

The following table shows the Fund’s performance for the period from April 1, 2025, to September 30, 2025.

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

The following table provides summary data on the Fund’s dividends based on NAV and market price as of period end:

Dividend yield-based on market value	1.79%
Dividend yield based on NAV	1.12%
NAV as of September 30, 2025	$3.36
Market Price as of September 30, 2025	$2.10
Premium (discount) to NAV	(37.5%)

The Fund’s principal distributions commenced on May 16, 2013. Distributions made during prior years amounted to $98,993,225, representing a total of $5.60 per share. The NAV and market price for the Fund shares were reduced by these amounts. There were no principal distributions for the period from April 1, 2025, to September 30, 2025. The Fund’s remaining principal for distribution as of September 30, 2025, amounts to $4.40. The dividend payments are based on the remaining principal balance at the time of payment.

The Fund seeks to pay monthly dividends out of its net investment income. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the period.

The Fund’s net investment income was $965,159 for the six-month period versus $2.0 million last year. The dividend paid was $1.0 million for the six-month period versus $2.1 million last year. The Fund distributed all of its net investment income for the period plus approximately $78,000 net investment income from prior periods.

The Fund’s investment portfolio is comprised of various security classes. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”) considers numerous characteristics of each asset class to meet the Fund’s investment objective. The long term U.S. Agency securities in which the Fund invests have call dates prior to maturity. The majority of the Fund’s investment portfolio is comprised of two investment classes consisting of Mortgage-Backed Securities (“MBS”) issued and guaranteed by the Government National Mortgage Association (“GNMA”) and U.S. government agency securities. The MBS are subject to prepayments on the underlying mortgages.

The chart below reflects the breakdown of the Fund’s investment portfolio (based on % of Total Investments) as of September 30, 2025. For details of the security categories below, please refer to the enclosed Schedule of Investments.

The largest Puerto Rico holdings in the portfolio are MBS issued and guaranteed by GNMA. The MBS are comprised of residential properties in Puerto Rico. GNMA has the full faith and credit of the U.S. government. The balance of the MBS amounted to 43.09% of the total portfolio. The MBS consists mostly of tax-exempt GNMA serial pools. The Fund also holds a smaller portion in taxable pools that repay principal and interest on a monthly basis. There was a reduction of approximately $1.9 million in the outstanding balance of the MBS from mortgage paydowns as the pools reach maturity. The valuation of the MBS increased as a result of the lower interest rates during the period.

Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds represent 13.10% of the portfolio. The newly exchanged bonds are secured by 53.65% of the pledged sales and use tax through 2058, which amounts to $552.9 million for fiscal year 2026, and a 4% increase each year, capping out at $992.5 million in fiscal year 2041. Even tough interest rates decreased, the valuation of the COFINA bonds decreased. Transfers to the bonds’ trustee for the redemption of the bonds for fiscal 2026 commenced on July 1, 2025. On October 21, 2025, COFINA announced that 100% of the required Puerto Rico sales and use tax (“IVU”) collections had been transferred to the bond trustee.

The balance of the Fund’s holdings are comprised of several U.S. agencies, which represent 43.81% of the portfolio. The valuation of the U.S. agencies increased during the period in response to lower yields on the 10-year U.S. treasury note.

The NAV of the Fund remained the same during the period from $3.36 at the beginning of the period to $3.36 at the end of the period. At period-end the Fund’s indicated market value was a 37.5% discount to its NAV, a decrease from the discount of 40.5% at fiscal year-end 2025.

FUND HOLDINGS SUMMARIES

The following tables show the allocation of the Fund’s portfolio (based on % of Total Investments) using various metrics as of period end. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition
(% of Total Portfolio)

Sales and Use Tax (PR)	13.10%
Mortgage-Backed Securities	43.09%
U.S. Agencies	43.81%

Total	100.00%

Geographic Allocation
(% of Total Portfolio)

Puerto Rico	56.19%
U.S.	43.81%
100.00%

The following table shows the ratings of the Fund’s portfolio securities (based on % of Total Investments) as of September 30, 2025. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch

Ratings (Fitch), Moody’s Investors Service (Moody’s), and S&P Global Ratings (S&P). Ratings are subject to change.

Rating	Percent

AAA	43.09%
AA	43.81%
Not Rated	13.10%
Total	100.00%

During the period, the United States lost its last remaining sovereign AAA rating when Moody’s downgraded it to AA1, citing as rational “the increase over more than a decade in government debt and interest payment ratios to levels that are significantly higher than similarly rated sovereigns.” Both S&P and Fitch had already downgraded the rating to their equivalent rating of AA+.

The “Not-Rated” category is comprised of the new-issue COFINA bonds issued in 2019. The bonds were issued without a rating from any of the rating agencies pending a determination by the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of September 30, 2025, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell, or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not consider the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial advisors. The views expressed herein are those of the Investment Adviser as of the date of this report. The Fund disclaims any obligation to update publicly the views expressed herein.

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As a fundamental policy the Fund may only issue senior securities, as defined in the 1940 Act (“Senior Securities”), representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. These asset coverage requirements must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. In such instances, the Fund will redeem Senior Securities, as needed, to maintain such asset coverage.

Subject to the above percentage limitations, the Fund may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

To obtain leverage, the Fund may enter into collateralized reverse repurchase agreements with major institutions in the U.S. and/or issue TSOs in the local market. Both, if applicable, are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days at a variable borrowing rate based on short-term rates. The TSO program was suspended in May 2021, pending registration under the 1933 Act.

As of September 30, 2025, the Fund had no reverse repurchase agreements outstanding.

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

FINANCIAL HIGHLIGHTS

			For the period from April 1, 2025, to September 30, 2025 (Unaudited)	For the fiscal year ended March 31, 2025	For the fiscal year ended March 31, 2024	For the fiscal year ended March 31, 2023	For the fiscal year ended March 31, 2022

Increase (Decrease) in Net Asset Value:

Per Share		Net asset value applicable to common stock, beginning of period	$3.36	$3.35	$3.31	$3.75	$4.94

Operating		Net investment income (a)	0.06	0.13	0.13	0.13	0.16
Performance:		Net realized gain (loss) and unrealized appreciation (depreciation) from investments (a)	0.01	0.01	0.04	(0.29)	(0.23)

		Total from investment operations	0.07	0.14	0.17	(0.16)	(0.07)

		Less: Dividends from net investment income to common shareholders	(0.07)	(0.13)	(0.13)	(0.14)	(0.16)
		Return of capital	-	-	-	(0.14)	(0.96)

		Net asset value applicable to common stock, end of period	$3.36	$3.36	$3.35	$3.31	$3.75

		Market value, end of period (b)	$2.10	$2.00	$1.81	$1.90	$2.86

Total	(b) (f)	Based on market value per share	8.52%	18.20%	2.55%	(25.59)%	(17.58)%
Investment
Return:	(f)	Based on net asset value per share	3.35%	7.29%	8.95%	(1.14)%	1.73%

Ratios:	(c) (d) (e)	Net expenses to average net assets applicable to common shareholders - net of waived fees	1.13%	1.10%	1.83%	1.64%	1.06%

	(c) (d) (e)	Gross expenses to average net assets applicable to common shareholders	1.51%	1.49%	2.28%	2.09%	1.47%

	(c) (e)	Gross operating expenses to average net assets applicable to common shareholders	1.51%	1.48%	1.67%	1.70%	1.46%

	(c)	Interest and leverage related expenses to average net assets applicable to common shareholders	0.00%	0.01%	0.61%	0.39%	0.01%

	(c) (e)	Net investment income to average net assets applicable to common shareholders - net of waived fees	3.63%	3.80%	3.88%	3.95%	3.46%

Supplemental Data:		Net assets applicable to common shareholders, end of period (in thousands)	$53,220	$53,086	$53,003	$52,424	$59,338

	(g)	Portfolio turnover	3.74%	0.00%	17.52%	21.05%	3.45%

	(g)	Portfolio turnover excluding the proceeds from calls and maturities of portfolio securities and the proceeds from mortgage-backed securities paydowns	0.00%	0.00%	0.00%	0.00%	0.00%

	(a)	Based on average outstanding common shares of 15,816,043 for the period from April 1, 2025, to September 30, 2025 and for the fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022.

	(b)	Period-end market values provided by UBS Financial Services, Inc., a dealer of the Fund’s shares and an affiliated party. The market values shown may reflect limited trading in shares of the Fund.

	(c)	Based on average net assets applicable to common shareholders of $52,963,714, $53,041,226, $52,257,558, $54,007,248 and $71,430,110 for the period from April 1, 2025, to September 30, 2025 and for the fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, respectively. Ratios for the period from April 1, 2025, to September 30, 2025 were annualized using a 365 day base.

	(d)	Expenses include both operating and interest and leverage related expenses.

	(e)	The effect of the expenses waived for the period from April 1, 2025, to September 30, 2025 and for the fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, was to decrease the expense ratios, thus increasing the net investment ratio to average net assets by 0.38%, 0.39%, 0.45%, 0.45%, and 0.41%, respectively.

	(f)	Dividends are assumed to be reinvested at the lower of the per share market value/net asset value or the closing market price on the ex-dividend date. For the period from April 1, 2025, to September 30, 2025 and for the fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, dividends were reinvested at market value. Investment return is not annualized for the period from April 1, 2025, to September 30, 2025.

	(g)	For the fiscal year ended March 31, 2022, the portfolio turnover calculation excludes transactions related to the restructuring of Employees Retirement System Bonds which became effective on March 15, 2022.

The accompanying notes are an integral part of these financial statements.

GNMA & US GOVERNMENT TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS	September 30, 2025 (Unaudited)

Face Amount		Issuer	Coupon	Maturity Date	Value
Puerto Rico Agencies Bonds and Notes - 8.56% of net assets applicable to common shareholders, total cost of $4,761,000
$217,000	B	Puerto Rico Sales Tax	4.50%	07/01/34	$217,066
109,000	B	Puerto Rico Sales Tax	4.55%	07/01/40	106,485
805,000	B	Puerto Rico Sales Tax	4.75%	07/01/53	756,507
2,035,000	B	Puerto Rico Sales Tax	5.00%	07/01/58	1,963,922
1,114,000	B	Puerto Rico Sales Tax	4.33%	07/01/40	1,065,853
34,000	B	Puerto Rico Sales Tax	4.54%	07/01/53	30,654
447,000	B	Puerto Rico Sales Tax	4.78%	07/01/58	415,000

$4,761,000					$4,555,487

Puerto Rico Agencies Zero Coupons Bonds - 4.30% of net assets applicable to common shareholder, total cost of $2,212,896
$150,000	C	Puerto Rico Sales Tax	0.00%	07/01/27	$141,819
204,000	C	Puerto Rico Sales Tax	0.00%	07/01/29	180,469
263,000	C	Puerto Rico Sales Tax	0.00%	07/01/31	215,133
296,000	C	Puerto Rico Sales Tax	0.00%	07/01/33	222,300
2,817,000	C	Puerto Rico Sales Tax	0.00%	07/01/46	956,980
2,294,000	C	Puerto Rico Sales Tax	0.00%	07/01/51	574,065

$6,024,000					$2,290,767

Principal Outstanding Amount
Puerto Rico GNMA Exempt - 39.76% of net assets applicable to common shareholders, total cost of $20,683,465
$38,203		GNMA Pool 445572	6.50%	05/15/27	$38,853
39,613		GNMA Pool 445574	6.50%	06/15/27	40,287
38,110		GNMA Pool 449313	6.50%	06/15/27	38,759
33,795		GNMA Pool 449314	6.50%	06/15/27	34,370
36,735		GNMA Pool 449327	6.50%	07/15/27	37,360
45,276		GNMA Pool 449334	6.50%	07/15/27	46,047
45,129		GNMA Pool 449335	6.50%	07/15/27	45,897
41,189		GNMA Pool 449336	6.50%	07/15/27	41,890
38,835		GNMA Pool 449337	6.50%	08/15/27	39,496
33,289		GNMA Pool 449341	6.50%	08/15/27	33,856
26,226		GNMA Pool 449352	6.50%	08/15/27	26,672
29,670		GNMA Pool 449365	6.50%	04/15/27	30,175
34,791		GNMA Pool 456321	6.50%	02/15/28	35,383
72,114		GNMA Pool 456391	6.50%	02/15/28	73,341
37,055		GNMA Pool 456382	6.50%	04/15/28	37,686
42,443		GNMA Pool 456398	6.50%	04/15/28	43,165
38,413		GNMA Pool 469501	6.50%	03/15/28	39,067
36,076		GNMA Pool 469524	6.50%	04/15/28	36,690
42,747		GNMA Pool 469527	6.50%	04/15/28	43,474
40,221		GNMA Pool 469532	6.50%	04/15/28	40,905
44,693		GNMA Pool 469540	6.50%	05/15/28	45,454
35,861		GNMA Pool 469544	6.50%	05/15/28	36,471
37,819		GNMA Pool 469575	6.50%	07/15/28	38,463
47,022		GNMA Pool 469579	6.50%	07/15/28	47,822
38,447		GNMA Pool 476738	6.50%	07/15/28	39,101
49,897		GNMA Pool 476753	6.50%	08/15/28	50,746
26,834		GNMA Pool 476776	6.50%	10/15/28	27,291
37,565		GNMA Pool 476777	6.50%	10/15/28	38,204
58,900		GNMA Pool 476778	6.50%	09/15/28	59,902
69,083		GNMA Pool 494895	6.50%	03/15/29	70,259
38,345		GNMA Pool 494925	6.00%	03/15/29	38,950
56,332		GNMA Pool 494926	6.50%	01/15/29	57,291
58,567		GNMA Pool 494927	6.50%	01/15/29	59,564
39,856		GNMA Pool 494928	6.50%	12/15/28	40,534
38,454		GNMA Pool 494929	6.50%	01/15/29	39,108
43,476		GNMA Pool 494930	6.50%	01/15/29	44,216
85,292		GNMA Pool 494941	6.50%	01/15/29	86,743
81,159		GNMA Pool 494973	6.50%	03/15/29	82,540
37,515		GNMA Pool 448265	7.00%	04/15/27	37,544
42,294		GNMA Pool 449348	7.00%	08/15/27	42,326
41,034		GNMA Pool 453513	7.00%	08/15/27	41,066
33,817		GNMA Pool 453523	7.00%	08/15/27	33,843
25,000		GNMA Pool 453523	7.00%	07/15/27	25,019
33,091		GNMA Pool 426805	7.50%	08/15/26	32,579
40,761		GNMA Pool 298996	7.00%	09/15/27	40,792
48,046		GNMA Pool 425520	7.00%	01/15/26	48,083
49,296		GNMA Pool 425579	6.50%	06/15/26	50,135
45,943		GNMA Pool 449346	7.00%	08/15/27	45,978
42,244		GNMA Pool 449347	7.00%	08/15/27	42,276
39,070		GNMA Pool 453516	7.00%	08/15/27	39,100
36,419		GNMA Pool 453519	7.00%	08/15/27	36,447
45,895		GNMA Pool 494987	7.00%	03/15/29	45,930
47,500		GNMA Pool 494993	6.50%	03/15/29	48,308
64,019		GNMA Pool 495000	6.50%	03/15/29	65,108
98,376		GNMA Pool 495006	6.50%	03/15/29	100,050
37,943		GNMA Pool 495010	6.50%	04/15/29	38,589
44,276		GNMA Pool 495029	6.50%	05/15/29	45,029
31,404		GNMA Pool 495080	6.00%	09/15/29	31,899
49,576		GNMA Pool 508627	6.50%	09/15/28	50,420
45,444		GNMA Pool 528542	7.00%	12/15/30	45,479
69,918		GNMA Pool 530802	6.00%	01/15/33	71,020
69,035		GNMA Pool 530807	6.00%	02/15/33	70,124
122,027		GNMA Pool 553952	6.00%	10/15/31	123,951
271,449		GNMA Pool 553984	6.00%	06/15/31	275,729

The accompanying notes are an integral part of these financial statements.

PUERTO RICO GNMA & U.S. GOVERNMENT TARGET MATURITY FUND, INC.

SCHEDULE OF INVESTMENTS	September 30, 2025 (Unaudited)

Principal Outstanding Amount	Issuer	Coupon	Maturity Date	Value
Puerto Rico GNMA Exempt - 39.76% of net assets applicable to common shareholders, total cost of $20,683,465 (continued)

$ 75,406	GNMA Pool 553986	6.00%	11/15/31	$76,595
96,771	GNMA Pool 544111	6.00%	03/15/33	98,297
243,683	GNMA Pool 568334	6.00%	08/15/32	247,525
127,226	GNMA Pool 607348	6.00%	06/15/33	129,232
438,463	GNMA Pool 607388	6.00%	06/15/33	452,268
295,817	GNMA Pool 607389	6.00%	08/15/33	300,481
175,484	GNMA Pool 607462	6.00%	12/15/33	178,251
424,160	GNMA Pool 607512	6.00%	05/15/34	437,514
292,304	GNMA Pool 678422	5.00%	04/15/38	291,798
331,126	GNMA Pool 681553	5.50%	09/15/38	334,278
97,101	GNMA Pool 688685	5.00%	05/15/38	96,933
220,883	GNMA Pool 688686	5.00%	05/15/38	220,500
318,943	GNMA Pool 702941	5.50%	11/15/38	321,979
122,428	GNMA Pool 702953	5.50%	12/15/38	123,593
195,724	GNMA Pool 702980	5.50%	02/15/39	197,587
41,410	GNMA Pool 426829	6.50%	05/15/27	42,115
40,707	GNMA Pool 448296	6.50%	06/15/27	41,400
40,511	GNMA Pool 449319	6.50%	07/15/27	41,200
36,038	GNMA Pool 451279	6.50%	07/15/27	36,651
32,377	GNMA Pool 451283	6.50%	07/15/27	32,928
45,748	GNMA Pool 451295	6.50%	08/15/27	46,527
35,552	GNMA Pool 451301	6.50%	08/15/27	36,157
34,431	GNMA Pool 453704	6.50%	10/15/27	35,017
46,036	GNMA Pool 460530	6.50%	01/15/28	46,819
36,004	GNMA Pool 460594	6.50%	04/15/28	36,617
29,383	GNMA Pool 471909	6.50%	04/15/28	29,883
40,103	GNMA Pool 471914	6.50%	05/15/28	40,785
31,740	GNMA Pool 471933	6.50%	06/15/28	32,280
44,106	GNMA Pool 471940	6.50%	06/15/28	44,857
43,329	GNMA Pool 471982	6.50%	08/15/28	44,066
95,381	GNMA Pool 487279	6.50%	09/15/28	97,004
29,316	GNMA Pool 487280	6.50%	09/15/28	29,815
34,526	GNMA Pool 487309	6.50%	10/15/28	35,114
47,448	GNMA Pool 487316	6.50%	10/15/28	48,255
36,798	GNMA Pool 487342	6.50%	12/15/28	37,424
142,391	GNMA Pool 487351	6.00%	07/15/31	149,613
33,629	GNMA Pool 487373	6.50%	01/15/29	34,201
49,094	GNMA Pool 487392	6.50%	02/15/29	49,929
53,923	GNMA Pool 487395	6.00%	02/15/29	54,773
151,944	GNMA Pool 487396	6.00%	08/15/31	158,890
28,665	GNMA Pool 487425	6.00%	03/15/29	29,117
43,595	GNMA Pool 487426	6.50%	03/15/29	44,337
59,944	GNMA Pool 487429	6.50%	03/15/29	60,964
42,717	GNMA Pool 487450	6.50%	04/15/29	43,444
63,266	GNMA Pool 487455	6.00%	07/15/31	64,590
40,934	GNMA Pool 487479	6.50%	05/15/29	41,631
42,482	GNMA Pool 487482	6.00%	05/15/29	43,152
38,167	GNMA Pool 487512	6.50%	06/15/29	38,817
58,774	GNMA Pool 487535	6.00%	06/15/29	59,701
70,468	GNMA Pool 487539	6.00%	07/15/29	71,579
44,883	GNMA Pool 487540	6.00%	07/15/29	45,591
152,628	GNMA Pool 487561	6.00%	06/15/29	157,651
71,638	GNMA Pool 500634	6.50%	07/15/29	72,857
42,389	GNMA Pool 500652	6.50%	08/15/29	43,110
41,634	GNMA Pool 509177	6.50%	02/15/32	42,343
125,972	GNMA Pool 509178	6.00%	07/15/31	131,614
151,721	GNMA Pool 509180	6.00%	08/15/31	160,258
63,268	GNMA Pool 509191	6.00%	09/15/29	64,266
34,564	GNMA Pool 509215	6.50%	09/15/29	35,152
32,891	GNMA Pool 509225	6.50%	12/15/29	33,451
168,734	GNMA Pool 509249	6.00%	08/15/29	174,287
29,869	GNMA Pool 509252	6.50%	11/15/29	30,377
43,168	GNMA Pool 509253	6.00%	11/15/29	43,849
33,693	GNMA Pool 509264	6.50%	12/15/29	34,266
285,872	GNMA Pool 515276	6.00%	10/15/29	294,153
43,183	GNMA Pool 515286	6.50%	10/15/29	43,918
64,414	GNMA Pool 515287	6.50%	09/15/29	65,510
218,091	GNMA Pool 515303	6.00%	01/15/30	225,481
55,170	GNMA Pool 515325	6.00%	03/15/30	56,040
202,899	GNMA Pool 515345	6.00%	01/15/30	214,585
167,271	GNMA Pool 515346	6.00%	01/15/30	176,760
47,617	GNMA Pool 515352	6.50%	04/15/30	48,427
34,088	GNMA Pool 515354	6.50%	04/15/30	34,668
42,370	GNMA Pool 515402	6.00%	06/15/30	43,038
69,461	GNMA Pool 515426	6.50%	07/15/30	70,643
53,215	GNMA Pool 515427	6.50%	06/15/30	54,121
318,270	GNMA Pool 515470	6.00%	08/15/30	329,032
394,989	GNMA Pool 515471	6.00%	09/15/30	406,396
88,620	GNMA Pool 515492	6.50%	10/15/30	90,128
730,515	GNMA Pool 515496	6.00%	09/15/30	750,867
61,079	GNMA Pool 515518	6.50%	11/15/30	62,118
229,052	GNMA Pool 529771	6.00%	11/15/30	236,999
224,746	GNMA Pool 529772	6.00%	11/15/30	233,519
251,640	GNMA Pool 529773	6.00%	11/15/30	261,161

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS	September 30, 2025	(Unaudited)

Principal Outstanding Amount		Issuer	Coupon	Maturity Date	Value
Puerto Rico GNMA Exempt - 39.76% of net assets applicable to common shareholders, total cost of $20,683,465 (concluded)
$168,218		GNMA Pool 529774	6.00%	11/15/30	$174,333
157,100		GNMA Pool 529820	6.00%	01/15/31	163,792
160,962		GNMA Pool 529821	6.00%	12/15/30	168,880
116,333		GNMA Pool 529822	6.00%	01/15/31	121,047
121,413		GNMA Pool 529823	6.00%	01/15/31	126,426
42,252		GNMA Pool 529875	6.50%	04/15/31	42,971
129,575		GNMA Pool 529931	6.50%	05/15/31	133,827
99,648		GNMA Pool 529932	6.00%	04/15/31	104,697
42,814		GNMA Pool 556228	6.50%	09/15/31	43,543
260,970		GNMA Pool 556266	6.50%	09/15/31	265,411
255,077		GNMA Pool 556285	6.50%	10/15/31	259,418
341,742		GNMA Pool 556286	6.50%	10/15/31	347,558
86,067		GNMA Pool 559298	6.50%	12/15/31	87,532
285,639		GNMA Pool 556322	6.50%	12/15/31	290,500
355,489		GNMA Pool 572028	6.00%	02/15/33	361,094
140,007		GNMA Pool 572043	6.00%	05/15/33	142,215
343,053		GNMA Pool 572048	6.00%	06/15/33	348,462
196,189		GNMA Pool 572063	6.00%	09/15/33	199,283
144,543		GNMA Pool 583198	6.00%	03/15/32	146,822
61,414		GNMA Pool 583262	6.00%	06/15/32	62,382
610,907		GNMA Pool 593715	6.00%	05/15/33	630,141
467,703		GNMA Pool 593717	6.00%	07/15/33	482,428
566,089		GNMA Pool 593733	6.00%	07/15/33	583,912
26,764		GNMA Pool 470912	6.50%	03/15/28	27,219
29,754		GNMA Pool 470937	6.50%	06/15/28	30,260
415,642		GNMA Pool 572104	6.00%	04/15/34	428,728
160,610		GNMA Pool 593682	6.00%	04/15/33	163,142
254,248		GNMA Pool 593693	6.00%	06/15/33	258,257
115,551		GNMA Pool 593759	5.50%	11/15/33	116,651
476,812		GNMA Pool 593760	6.00%	08/15/33	491,824
138,821		GNMA Pool 593777	5.50%	12/15/33	140,142
284,461		GNMA Pool 593778	6.00%	11/15/33	288,946
622,574		GNMA Pool 593789	6.00%	11/15/33	642,176

$20,683,435	A				$21,159,997

Puerto Rico GNMA Taxable - 2.58% of net assets applicable to common shareholders, total cost of $1,305,666
$174,583		GNMA Pool 572102	6.00%	04/15/34	$184,053
110,257		GNMA Pool 572112	6.00%	06/15/34	115,659
192,478		GNMA Pool 592864	6.00%	01/15/36	202,598
11,536		GNMA Pool 647682	6.00%	06/15/37	11,665
64,183		GNMA Pool 669726	5.50%	05/15/37	67,456
54,051		GNMA Pool 669729	6.00%	05/15/37	56,199
211,249		GNMA Pool 670312	5.50%	05/15/37	222,020
84,958		GNMA Pool 678511	6.00%	11/15/37	88,350
134,390		GNMA Pool 681588	6.00%	10/15/38	141,468
44,593		GNMA Pool 681589	6.00%	10/15/38	46,374
45,397		GNMA Pool 631037	5.50%	12/15/34	47,422
177,990		GNMA Pool 678523	6.00%	12/15/37	187,352

$1,305,665	A				$1,370,616

US Government, Agency, and Instrumentalities - 43.03% of net assets applicable to common shareholders, total cost of $24,492,197
$10,000,000		Federal Home Loan Bank	1.50%	07/20/32	$8,445,630
5,000,000		Federal Home Loan Bank	5.00%	09/01/32	4,990,505
4,500,000		Federal Home Loan Bank Discount Note	0.00%	10/16/25	4,492,197
5,000,000		Federal Farm Credit Bank	4.90%	06/29/32	4,973,746

$24,500,000					$22,902,078

Total investments (98.23% of net assets applicable to common shareholders)					$52,278,944
Other Assets and Liabilities, net (1.77% of net assets applicable to common shareholders)					941,417

Net assets applicable to common shareholders - 100%					$53,220,361

A

GNMA - represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

B

Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the corresponding agency as specified in the applicable prospectus. These bonds are not obligations of the Commonwealth of Puerto Rico.

C	Issued with a zero coupon. Income is recognized through the accretion of discount.

The accompanying notes are an integral part of these financial statements.

GNMA & US GOVERNMENT TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF ASSETS AND LIABILITIES	September 30, 2025 (Unaudited)

Assets:	Investments in securities, at value (identified cost - $53,455,229):		$52,278,944
	Cash		1,054,196
	Interest receivable		281,019
	Prepaid expenses and other assets		17,263

	Total assets		53,631,422

Liabilities:	Dividends payable to common shareholders		173,976
	Directors’ fee payable		6,000
	Payables:
	Investment advisory fees	32,666
	Administration, custody, and transfer agent fees	12,778	45,444

	Professional fees		80,289
	Reporting fees		54,246
	Administration fees tax advance		46,639
	Accrued expenses and other liabilities		4,467

	Total liabilities		411,061

Net Assets Applicable to Common Shareholders:			$53,220,361

Net Assets Applicable to Common Shareholders consist of:
	Paid-in-Capital ($0.01 par value, 88,000,000 shares authorized, 15,816,043 shares issued and outstanding)		$63,872,242
	Total Distributable Earnings (Accumulated Loss) (Notes 1 and 7)		(10,651,881)

	Net assets applicable to common shareholders		$53,220,361

	Net asset value applicable to common shares - per share; 15,816,043 shares outstanding		$3.36

The accompanying notes are an integral part of these financial statements.

GNMA & US GOVERNMENT TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF OPERATIONS

		For the period from April 1, 2025, to September 30, 2025 (Unaudited)

Investment Income:	Interest	$1,265,021

Expenses:	Investment advisory fees	186,018
	Administration, custody, and transfer agent fees	51,582
	Professional fees	94,397
	Directors’ fees and expenses	16,060
	Insurance expense	15,676
	Reporting fees	16,357
	Other	19,932

	Total expenses	400,022

	Waived investment advisory, administration, custodian, and transfer agent fees	(100,160)

	Net expenses after waived fees by investment adviser, administration, custodian, and transfer agent fees	299,862

Net Investment Income:		965,159

Unrealized Appreciation	Change in net unrealized appreciation (depreciation) on investments	212,673

(Depreciation) on Investments:	Total net unrealized appreciation (depreciation) on investments	212,673

	Net increase (decrease) in net assets resulting from operations	$1,177,832

The accompanying notes are an integral part of these financial statements.

GNMA & US GOVERNMENT TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF CHANGES IN NET ASSETS

		For the period from April 1, 2025, to September 30, 2025 (Unaudited)	For the fiscal year ended March 31, 2025
Increase (Decrease) in Net Assets:

	Net investment income	$965,159	$2,012,936
	Change in net unrealized appreciation (depreciation) on investments	212,673	158,081

	Net increase (decrease) in net assets resulting from operations	1,177,832	2,171,017

Dividends to Common Shareholders From:	Net investment income	(1,043,859)	(2,087,718)

Capital Share Transactions:	Repurchase of common shares	-	-

Net Assets:	Net increase (decrease) in net assets applicable to common shareholders	133,973	83,299

	Net assets at the beginning of the period/year	53,086,388	53,003,089

	Net assets at the end of the period/year	$53,220,361	$53,086,388

The accompanying notes are an integral part of these financial statements.

GNMA & US GOVERNMENT TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF CASH FLOWS

Increase (Decrease) in Cash		For the period from April 1, 2025, to September 30, 2025 (Unaudited)

Cash Provided by	Net increase (decrease) in net assets from operations	$1,177,832
Operations:	Adjusted by:
	Purchases of short-term portfolio securities	(24,921,411)
	Maturities and paydowns of long-term portfolio securities	1,950,512
	Maturities of short-term portfolio securities	23,500,000
	Change in unrealized (appreciation) depreciation on investments	(212,673)
	Accretion of discounts on investments	(137,067)
	(Increase)/Decrease in assets:
	Interest receivable	9,763
	Prepaid expenses and other assets	9,985
	Increase/(Decrease) in liabilities:
	Investment advisory fees payable	15,509
	Administration, custody, and transfer agent fees payable	5,054
	Professional fees	(32,430)
	Reporting fees	(246)
	Accrued expenses and other liabilities	(1,633)

	Total cash provided by operations	1,363,195

Cash Used in
Financing Activities:	Dividends to common shareholders paid in cash	(1,043,859)

	Total cash used in financing activities	(1,043,859)

Cash:	Net increase (decrease) in cash for the period	319,336
	Cash at the beginning of the period	734,860

	Cash at the end of the period	$1,054,196

The accompanying notes are an integral part of these financial statements.

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from April 1, 2025, to September 30, 2025 (Unaudited)

1.	Reporting Entity and Significant Accounting Policies

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc. (the “Fund”) is a non-diversified closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) as of May 14, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended. The Fund was incorporated on April 16, 2003, and commenced operations on May 15, 2003. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (“UBSTC”), is the Fund’s Investment Adviser. UBSTC is also the Fund’s Administrator (“Administrator”).

The Fund’s investment objectives are (i) to provide current income, as is consistent with the preservation of capital, and (ii) to return the initial investment of $10 per share of common stock by or before December 31, 2043.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the 1933 Act, absent an available exception. There is limited trading in Fund shares, which are not registered under the 1933 Act, and are only traded via private transactions.

The Fund is expected to be liquidated on or about December 31, 2043 (the “Target Date”). The Fund intends to distribute to shareholders during the period commencing May 16, 2013, and ending approximately on the Target Date, an amount at least equal, in the aggregate, to the initial offering price of $10 per share. As a result, the Fund has established a restricted account within undistributed net investment income for tax purposes to recoup amounts paid in connection with its initial public offering. As a fundamental policy, the securities purchased by the Fund will not have an expected maturity date subsequent to December 31, 2033, in the case of securities which are not mortgage-backed securities, and December 31, 2043, in the case of mortgage-backed securities. However, due to the COFINA debt restructuring and corresponding bond exchange, the Fund now holds new COFINA bonds in its investment portfolio with maturity dates beyond December 31, 2033.

Certain charter provisions of the Fund might be void and unenforceable under the 1940 Act including, without limitation, provisions (i) permitting indemnification of officers and directors to the fullest extent permitted by Puerto Rico law, (ii) setting forth the required vote for changes to fundamental policies of the Fund, and (iii) stating that, to the fullest extent permitted by Puerto Rico law, no officer or director will be liable to the Fund or shareholders.

The following is a summary of the Fund’s significant accounting policies:

Use of Estimates in Financial Statements Preparation

The Fund is an investment company that applies the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from April 1, 2025, to September 30, 2025 (Unaudited)

date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Net Asset Value Per Share

The NAV per share of the Fund is determined by the Administrator on Wednesday of each week after the close of trading on the New York Stock Exchange (NYSE) or, if such day is not a business day in New York or Puerto Rico, on the next succeeding business day, and at month-end if such date is not a Wednesday. The NAV per share is computed by dividing the total assets of the Fund, less its liabilities, by the total number of outstanding shares of the Fund.

Valuation of Investments

The Fund’s assets are valued by UBSTC on the basis of valuations provided by pricing services or by dealers which were approved by Fund management and the Board of Directors (the “Board”). In arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuation, in either case, could be based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. Certain Puerto Rico obligations have a limited number of market participants and, thus, might not have a readily ascertainable market value and may have periods of illiquidity. If the Fund has securities for which quotations are not readily available from any source, they will be fair valued by or under the direction of the Investment Adviser utilizing quotations and other information concerning similar securities obtained from recognized dealers. The Investment Adviser can override any price that it believes is not consistent with market conditions. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The Board has designated the Investment Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to the Investment Adviser the responsibility for making fair value determinations with respect to portfolio holdings. The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held by the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board. The policies and procedures set forth the mechanisms and processes to be employed on a weekly basis related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Committee reports to the Board on a regular basis. At September 30, 2025, no portfolio securities were valued by the Committee.

GAAP provides a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three broad levels listed below:

•

Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the assets occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

•

Level 2 - Significant inputs other than quoted prices included in Level 1 that are observable (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.), either directly or indirectly.

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from April 1, 2025, to September 30, 2025 (Unaudited)

•

Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These will be developed based on the best information available in the circumstances, which might include UBSTC’s own data. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Committee. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement. The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

The inputs and methodology used for valuing securities or level assigned are not necessarily an indication of the risk associated with investing in those securities.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Puerto Rico Agencies, Bonds, and Notes: Obligations of Puerto Rico and political subdivisions are segregated and those with similar characteristics are then divided into specific sectors. The values for these securities are obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread quotes, benchmark curves (including, but not limited to, Treasury benchmarks and swap curves), and discount and capital rates. These bonds are classified as Level 2.

Mortgage and Other Asset-Backed Securities: Fair value for these securities is mostly obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Certain agency, mortgage, and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value from similar bonds, the term “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2.

Obligations of U.S. Government Sponsored Entities, States, and Municipalities: The fair value of obligations of U.S. government sponsored entities, states, and municipalities is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

The following is a summary of the portfolio by inputs used as of September 30, 2025, in valuing the Fund’s investments carried at fair value:

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from April 1, 2025, to September 30, 2025 (Unaudited)

	Investments in Securities
	Level 1	Level 2	Level 3	Balance 9/30/2025

Puerto Rico Agencies, Bonds, and Notes	$-	$6,846,254	$-	$6,846,254
Puerto Rico GNMA Exempt	-	21,159,997	-	21,159,997
Puerto Rico GNMA Taxable	-	1,370,616	-	1,370,616
US Government, Agency, and Instrumentalities	-	22,902,078	-	22,902,078

	$-	$52,278,944	$-	$52,278,944

There were no Level 3 securities during period from April 1, 2025, to September 30, 2025.

There were no transfers into or out of Level 3 during the period from April 1, 2025, to September 30, 2025.

Temporary cash investments are valued at amortized cost, which approximates market value. There were no temporary cash investments as of September 30, 2025.

Taxation

As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level.

The Fund can invest in taxable and tax-exempt securities. In general, distributions of taxable income dividends, if any, to Puerto Rico individuals, estates, and trusts are subject to a Puerto Rico withholding tax of 15% in the case of dividends distributed if certain requirements are met. Moreover, distribution of capital gains dividends, if any, to (a) Puerto Rico individuals, estates, and trusts are subject to a Puerto Rico income tax of 15% in the case of dividends distributed, and (b) Puerto Rico corporations are subject to a Puerto Rico income tax of 20% of the dividends distributed. Puerto Rico income tax withholdings are effected at the time of payment of the corresponding dividend. Individual shareholders may be subject to Puerto Rico alternate basic tax on certain fund distributions. Certain Puerto Rico entities receiving taxable income dividends are entitled to claim an 85% dividends received deduction.

For U.S. federal income tax purposes, the Fund is treated as a foreign corporation and does not intend to be engaged in a trade or business within the United States. As a foreign corporation not engaged in a trade or business in the United States, the Fund should generally not be subject to U.S. income tax on gains derived from the sale or exchange of personal property. Nevertheless, if it is determined that the Fund is engaged in a trade or business within the United States for purposes of the U.S. Internal Revenue Code of 1986, as amended (“U.S. Code”), and the Fund has taxable income that is effectively connected with such U.S. trade or business, the Fund will be subject to regular U.S. corporate income tax on its effectively connected taxable income, and maybe to a 30% branch profits tax and state and local taxes as well. Also, the Fund is subject to a 30% U.S. withholding tax on certain types of income from sources within the U.S., such as dividends and interest.

An investment in the Fund is designed solely for Puerto Rico residents due to the Fund’s specific tax features. The Fund does not intend to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the U.S. Code, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from April 1, 2025, to September 30, 2025 (Unaudited)

investment in a typical U.S. mutual fund (such as RIC tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. If United States holders (which includes, but is not limited to, (i) citizens and residents of the United States who are not Puerto Rico individuals and (ii) corporations organized in the United States) invest in the Fund, such United States holders generally will be taxed on any dividend or interest paid by the Fund as ordinary income at the time such holders receive the dividend or interest or when it accrues, depending on such holder’s method of accounting for tax purposes. Additionally, United States holders will be taxed on any gain on the sale of an investment in the Fund.

FASB Accounting Standards Codification Topic 740, Income Taxes (ASC 740) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the prior four tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the period from April 1, 2025, to September 30, 2025, the Fund did not incur any interest or penalties.

Statement of Cash Flows

The Fund issues its shares, invests in securities, and distributes dividends from net investment income and net realized gains which are paid in cash. These activities and additional information on cash receipts and payments are presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit the Fund to have a more stable level of distribution. The capital gains realized by the Fund, if any, may be retained by the Fund, as permitted by the Puerto Rico Internal Revenue Code of 2011, as amended, unless the Fund’s Board, acting through the Dividend Committee, determines that the net capital gains will also be distributed. The Fund records dividends on the ex-dividend date.

The Fund’s principal distributions commenced on May 16, 2013. Distributions made during prior years amounted to $98,993,225, representing a total of $5.60 per share. The NAV and market price for the Fund shares were reduced by these amounts. There were no principal distributions for the period from April 1, 2025, to September 30, 2025. The Fund’s remaining principal for distribution as of September 30, 2025, amounts to $4.40. The dividend payments are based on the remaining principal balance at the time of payment.

Reverse Repurchase Agreements

Under these agreements, the Fund sells portfolio securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed upon date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the reverse repurchase agreement. These

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from April 1, 2025, to September 30, 2025 (Unaudited)

transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction, and the securities pledged as collateral remain recorded as assets of the Fund. The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard Securities Industry and Financial Markets Association (“SIFMA”) Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase, and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under reverse repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its reverse repurchase facilities may be limited, and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so. There were no reverse repurchase agreements outstanding as of September 30, 2025.

Short-Term and Medium-Term Notes

The Fund has a short- and medium-term notes payable program as a funding vehicle to increase the amounts available for investments. The short- and medium-term notes may be issued from time to time in denominations of $1,000 or as may otherwise be specified in a supplement to the registration statements. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by UBSTC, as agent for the Fund, for the benefit of the holders of the notes. The Fund suspended the current offerings of its securities, including notes, pending the registration of its securities under the 1933 Act, absent an available exception. There were no short- or medium-term notes outstanding as of September 30, 2025.

Preferred Shares

Pursuant to the Fund’s Certificate of Incorporation, as amended and supplemented, the Fund’s Board is authorized to issue up to 12,000,000 preferred shares with a par value of $25, in one or more series. During the period from April 1, 2025, to September 30, 2025, no preferred shares were issued or outstanding.

Operating Segments

The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) Improvements to Reportable Segment Disclosures (ASU 2023-007). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. The ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and required retrospective application for all periods presented within the financial statements.

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from April 1, 2025, to September 30, 2025 (Unaudited)

An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and asses its performance, and has discrete financial information available. The Asset Liability Committee (ALCO) of the Fund’s Investment Adviser acts as the Fund’s CODM. Since its commencement, the Fund operates and is managed as a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic portfolio allocation is pre-determined in accordance with the term of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team.

The financial information in the form of the Fund’s portfolio investments, geographic allocation, leverage, net investment income, total return, expense ratio and changes in net assets resulting from operations, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions for the Fund’s single segment is consistent with that presented within the Fund’s Financial Statements. The Accounting policies of the Fund are consistent with those described in these Notes to Financial Statement. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

Other

Security transactions are accounted for on trade date (the date on which the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Premiums and discounts on securities purchased are amortized using the interest method over the life or the expected life of the respective securities. Premiums are amortized at the earliest call date for any applicable securities. Income from interest and dividends from cumulative preferred shares is accrued, except when collection is not expected.

2.	Investment Advisory, Administration, Custody, and Transfer Agency Agreements and Other Transactions with Affiliates

Pursuant to an investment advisory contract (the “Advisory Agreement”) with UBS Asset Managers of Puerto Rico, a division of UBSTC, and subject to the oversight of the Board, the Fund receives investment advisory services in exchange for a fee. The investment advisory fee will not exceed 0.75% of the Fund’s average weekly gross assets (including assets purchased with the proceeds of leverage). For the period from April 1, 2025, to September 30, 2025, investment advisory fees amounted to $186,018, equivalent to 0.75% of the Fund’s average weekly gross assets. The Investment Advisor voluntarily waived investment advisory fees in the amount of $86,809, for a net fee of $99,209. The investment advisory fees payable amounted to $32,666 as of September 30, 2025.

UBSTC also provides administrative, custody, and transfer agency services pursuant to Administration, Custody, and Transfer Agency, Registrar, and Shareholder Servicing Agreements, respectively. UBSTC has engaged JP Morgan Chase Bank, N.A. to act as the sub-custodian for the Fund. UBSTC provides facilities and personnel to the Fund for the performance of its administration duties. The Administration Agreement and Transfer Agency, Registrar, and Shareholder Servicing Agreement fees will not exceed 0.15% and 0.05%, respectively of the Fund’s average weekly gross assets. The Custody fees are solely sub-custodian costs and out-of-pocket expense reimbursements. For the period from April 1, 2025, to September 30, 2025, the administrative, custody, and transfer agency services fee amounted to $51,582. The administrator, custodian, and transfer agent voluntarily waived service fees in the amount of $13,351, for a net fee of $38,231. The administrative, custody, and transfer agent fees payable amounted to $12,778 as of September 30, 2025.

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from April 1, 2025, to September 30, 2025 (Unaudited)

Certain Fund officers are also officers of UBSTC. The six independent directors of the Fund’s Board are paid based upon an agreed fee of $1,000 per fund for each quarterly Board meeting, $500 for each special Board meeting, and $500 per fund for each Audit Committee meeting. For the period from April 1, 2025, to September 30, 2025, the independent directors of the Fund were paid an aggregate compensation of $16,060. The Directors fees payable amounted to $6,000 as of September 30, 2025.

3.	Capital Share Transactions

The Fund is authorized to issue up to 88,000,000 common shares, par value $0.01 per share.

There were no capital share transactions for the period from April 1, 2025, to September 30, 2025, and for the fiscal year ended March 31, 2025.

There were no share repurchase transactions during the period from April 1, 2025, to September 30, 2025, and for the fiscal year ended March 31, 2025.

4.	Investment Transactions

The cost of unaffiliated U.S. obligations securities purchased was $24,921,411, which were related to short-term securities, for the period from April 1, 2025, to September 30, 2025. Proceeds from calls, paydowns and maturities of unaffiliated Puerto Rico securities for the period from April 1, 2025, to September 30, 2025, amounted to $1,950,512. Proceeds from maturities of unaffiliated U.S. obligations securities for the period from April 1, 2025, to September 30, 2025, amounted to $23,500,000, which were related to maturities of short-term securities.

5.	Concentration of Credit Risk

Concentration of credit risk that arises from financial instruments exists for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of the issuers of such investment securities. For calculating concentration, all securities guaranteed by the U.S. government or any of its subdivisions are excluded. At September 30, 2025, the Fund had investments with an aggregate fair value of approximately $6,846,254, which were revenue bonds issued by entities located in Puerto Rico and are not guaranteed by the Puerto Rico government.

6.	Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed by statute or by regulation, while others are imposed by procedures established by the Board. The most significant requirements and limitations are discussed below.

The Fund invests up to 67% of the Fund’s total assets in taxable and tax-exempt securities issued by Puerto Rico issuers, including securities by the Commonwealth of Puerto Rico and its political subdivisions and instrumentalities, mortgage-backed and asset-backed securities, and corporate obligations and preferred stock (the “67% Investment Requirement”). While the Fund intends to comply with the 67% Investment Requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may, in the

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from April 1, 2025, to September 30, 2025 (Unaudited)

opinion of the Investment Adviser, be constrained due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico government remains in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) as well as undertaking other fiscal measures to stabilize Puerto Rico’s economy in accordance with the requirements of PROMESA, and this inability may continue for an indeterminate period of time. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment policies. While the Fund will seek to invest at least an average of 20% of its total assets on an annual basis in Puerto Rico securities even in adverse market conditions, there is no guarantee that it will be able to do so if there are insufficient Puerto Rico securities which meet the Fund’s investment criteria.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of notes and tender offers), in an amount of up to an additional 5% of its total assets.

The Fund may issue preferred stock, debt securities, and other forms of leverage to the extent that immediately after their issuance, the value of the Fund’s total assets less all the Fund’s liabilities and indebtedness which are not represented by preferred stock, debt securities, or other forms of leverage being issued or already outstanding, is equal to or greater than 300% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) and the total amount outstanding of debt securities and other forms of leverage.

7.	Tax Basis of Distributions and Components of Distributable Earnings (Accumulated Losses)

During the period from April 1, 2025, to September 30, 2025, there were no reclassification of gains and losses related to mortgage-backed security paydowns or reclassifications of swap periodic collections, therefore, the net investment income for tax purposes equals the net investment income per book.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from April 1, 2025, to September 30, 2025 (Unaudited)

Cost of investments for tax purposes	$53,455,229

Gross appreciation	620,993
Gross depreciation	(1,797,278)

Net appreciation (depreciation)	$(1,176,285)

The Fund’s policy, as stated in its prospectus, is to distribute substantially all net investment income. In order to maintain a stable level of dividends, however, the Fund may at times pay more or less than the net investment income earned in a particular year.

For the period from April 1, 2025, to September 30, 2025, and for the fiscal year ended March 31, 2025, the Fund had distributed from ordinary income $1,043,859 and $2,087,718 for tax purposes, respectively. The undistributed net investment income at September 30, 2025, and March 31, 2025, was as follows:

September 30, 2025:

Undistributed net investment income for tax purposes at the beginning of the period	$21,317,910
Net investment income for tax purposes	965,159
Dividends paid to common shareholders	(1,043,859)

Undistributed net investment income for tax purposes at the end of the period	$21,239,210

March 31, 2025:

Undistributed net investment income for tax purposes at the beginning of the fiscal year end	$21,392,692
Net investment income for tax purposes	2,012,936
Dividends paid to common shareholders	(2,087,718)

Undistributed net investment income for tax purposes at the end of the fiscal year end	$21,317,910

The undistributed net investment income and components of total distributable earnings (accumulated losses) on a tax basis at September 30, 2025, were as follows:

Undistributed net investment income for tax purposes at the end of the period	$21,239,210
Accumulated net realized gain (loss) from investment	(30,714,806)
Unrealized net appreciation (depreciation) from investment	(1,176,285)

Total Distributable Earnings (Accumulated Loss)	$(10,651,881)

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from April 1, 2025, to September 30, 2025 (Unaudited)

8.	Risks and Uncertainties

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others. This list is qualified in its entirely by reference to the more detailed information provided in the offering documentation for securities issued by the Fund.

Puerto Rico Risk. The Fund’s assets are invested primarily in securities of Puerto Rico issuers. Consequently, the Fund generally is more susceptible to economic, political, regulatory, or other factors adversely affecting issuers in Puerto Rico than an investment company that is not so concentrated in Puerto Rico issuers. In addition, securities issued by the Puerto Rico government or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including, without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government.

Conflicts of Interest. The investment advisory fee payable to the Investment Adviser during periods in which the Fund is utilizing leverage will be higher than when it is not doing so because the fee is calculated as a percentage of average weekly gross assets, including assets purchased with leverage. Because the asset base used for calculating the investment advisory fee is not reduced by aggregate indebtedness incurred in leveraging the Fund, the Investment Adviser may have a conflict of interest in formulating a recommendation to the Fund as to whether and to what extent to use leverage. This could impact the Fund’s ability to pay in the future.

UBS Asset Managers of Puerto Rico, UBS Financial Services Inc. (“UBSFS”), and their affiliates have engaged and may engage in business transactions with or related to any one of the issuers of the Fund’s investment assets, or with competitors of such issuers, as well as provide them with investment banking, asset management, trust, or advisory services, including merger and acquisition advisory services. These activities may present a conflict between any such affiliated party and the interests of the Fund. Any such affiliated party may also publish or may have published research reports on one or more of such issuers and may have expressed opinions or provided recommendations inconsistent with the purchasing or holding of the securities of such issuers. While the Fund has engaged in transactions with affiliates in the past, all transactions among Fund affiliates from the date of the Fund’s registration under the 1940 Act going forward will be done in compliance with the 1940 Act rules and prohibitions regarding affiliated transactions, or any exemptive relief granted by the U.S. Securities and Exchange Commission (the “SEC”) in respect thereof.

Investment and Market Risk. The Fund’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including, among other things, (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Because the Fund invests in investment securities, the Fund’s NAV may fluctuate due to market conditions.

Puerto Rico and other countries and regions in which the Fund may invest where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business are susceptible to natural disasters (e.g., fire, flood, earthquake, storm, and hurricane), epidemics/pandemics, or other outbreaks of serious contagious diseases. The occurrence of a natural disaster or epidemic/pandemic could, directly or indirectly, adversely affect and severely disrupt the business operations, economies, and financial markets of many countries (even beyond

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from April 1, 2025, to September 30, 2025 (Unaudited)

the site of the natural disaster or epidemic/pandemic) and could adversely affect the Fund’s investment program or the Investment Adviser’s ability to do business. In addition, terrorist attacks, or the fear of or the precautions taken in anticipation of such attacks could, directly or indirectly, materially and adversely affect certain industries in which the Fund invests or could affect the countries and regions in which the Fund invests, where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business. Other acts of war (e.g., invasion, acts of foreign enemies, hostilities, and insurrection, regardless of whether war is declared) could also have a material adverse impact on the financial condition of industries or countries in which the Fund invests.

In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region, or financial market may adversely impact issuers in a different country, region, or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide. An outbreak of an infectious disease or serious environmental or public health concern could have a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social, and economic risks in certain countries or regions, and could trigger a prolonged period of global economic slowdown, which may impact the Fund. To the extent the Fund is overweight in certain countries, regions, companies, industries, or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries, or sectors.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition or it otherwise decides to suspend, delay, or reduce payments. The Fund’s investments are subject to credit risk. The risk is greater in the case of securities that are rated below investment grade or rated in the lowest investment grade category.

Fixed Income Securities Generally. The yield on fixed income securities that the Fund may invest in depends on a variety of factors, including general market conditions for such securities, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality, and rating of the security. Generally, the longer the maturity of those securities, the higher its yield and the greater the changes in its yields both up and down. The market value of fixed income securities normally will vary inversely with changes in interest rates. The unique characteristics of certain types of securities also may make them more sensitive to changes in interest rates.

Certain issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors that may result in delays and costs to the Fund if a party becomes insolvent. It is also possible that, as a result of litigation or other conditions, the power or ability of such issuers to meet their obligations for the repayment of principal and payment of interest, respectively, may be materially and adversely affected.

Municipal Obligations Risk. Certain of the municipal obligations in which the Fund may invest present their own distinct risks. These risks may depend, among other things, on the financial situation of the government issuer, or in the case of industrial development bonds and similar securities, on that of the entity supplying the revenues that are intended to repay the obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers or those other entities to meet their obligations for the repayment of principal and payment of interest may be materially and adversely affected. See “Puerto Rico Risk” above.

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from April 1, 2025, to September 30, 2025 (Unaudited)

Mortgage-Backed Securities Risk. Mortgage-backed securities (residential and commercial) represent interests in “pools’ of mortgages. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and homeowner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S. government.

Concentration Risk. The Fund may concentrate its investments in mortgage-related assets, which means that its performance may be closely tied to the performance of a particular market segment. The Fund’s concentration in these securities may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these securities would have a larger impact on the Fund than on a fund that does not concentrate in such securities. At times, the performance of these securities will lag the performance of other industries or the broader market as a whole.

Illiquid Securities. Illiquid securities are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. Certain of the securities in which the Fund intends to invest, such as shares of preferred stock, may be substantially less liquid than other types of securities in which the Fund may invest. Illiquid securities may trade at a discount from comparable, more liquid investments.

There are no limitations on the Fund’s investment in illiquid securities. The Fund may also continue to hold, without limitation, securities or other assets that become illiquid after the Fund invests in them. To the extent the Fund owns illiquid securities or other illiquid assets, the Fund may not be able to sell them easily, particularly at a time when it is advisable to do so to avoid losses.

Valuation Risk. The price the Fund could receive upon the sale of any particular investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, including Puerto Rico, or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from April 1, 2025, to September 30, 2025 (Unaudited)

inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise so that the value of the securities issued by the Fund or the Fund’s portfolio investments will fall. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk. The Fund is subject to extension risk. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk. Prepayment risk applies also to the securities issued by the Fund to the extent they are redeemable by the Fund. The Fund is subject to prepayment risk. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities. Finally, the Fund’s use of leverage by the issuance of preferred stock, debt securities, and other instruments may increase the risks described above.

Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet applicable requirements of the 1940 Act and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Risks of Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements which are collateralized loan transactions in which the Fund sells a portfolio security to a counterparty in exchange for cash and agrees to buy it back at a specified time and price in a specified currency. The counterparty can repledge or rehypothecate the collateral securities to a third party, provided they are delivered to the Fund upon maturity of the reverse repurchase agreement. Reverse repurchase agreements involve various risks to the Fund. Reverse repurchase agreements are subject to counterparty risk that the buyer of the securities sold by the Fund, or the counterparty to which the buyer rehypothecates the collateral securities may be unable to deliver the securities at the agreed upon terms when the Fund seeks to repurchase the collateral. In that case, the Fund may be unable to purchase the securities on the open market or only at a higher cost, possibly resulting in an investment loss to the Fund. The collateral securities in the reverse repurchase agreement are also subject to market risk. An increase in interest rates that causes a decrease in the market value of the securities can lead the lenders to require the Fund to post additional collateral at a time when it may not be in the best interest of the Fund to do so.

Special Risks of Hedging Strategies. The Fund may use a variety of derivatives instruments including securities options, financials futures contracts, options on futures contracts, and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets and enhance its return. In particular, the Fund generally uses derivative instruments to hedge against variations in the borrowing cost of the Fund’s leverage program. Successful use of most derivatives instruments depends upon the Investment Adviser’s ability to predict movements of the

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from April 1, 2025, to September 30, 2025 (Unaudited)

overall securities and interest rate markets. There is no assurance that any particular hedging strategy adopted will succeed or that the Fund will employ such strategy with respect to all or any portion of its portfolio. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund’s risk of loss.

SEC Rule 18f-4. The SEC has adopted a rule to regulate the use of derivatives by registered investment companies. The rule limits the ability of the Fund to invest or remain invested in covered call options to the extent that covered call options are deemed to involve derivatives. From its compliance date going forward, the rule also limits the Fund’s ability to utilize reverse repurchase agreements. The compliance period for Rule 18f-4 commenced on August 19, 2022. Since the Fund does not hold any derivatives as of September 30, 2025, Rule 18f-4 has no impact on the Fund.

9.	Commitments and Contingencies

The Fund, its Board, UBSFS, and UBSTC are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations, or cash flows. Management of UBSFS and UBSTC have informed the Fund of its belief that the resolution of such matters is not likely to have a material adverse effect on the ability of UBS Asset Managers of Puerto Rico and UBSTC to perform under their respective contracts with the Fund.

10.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses for indemnification and expects the risk of loss to be remote.

11.	Subsequent Events

Events and transactions from October 1, 2025, through November 26, 2025 (the date the semi-annual financial statements were available to be distributed), have been evaluated by management for subsequent events. Management has determined that there were no material events that would require adjustment to or additional disclosure in the Fund’s financial statements through this date, except as disclosed below.

Dividends:

On October 31, 2025, the Board, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.01100 per common share, totaling $173,976 and payable on November 10, 2025, to common shareholders of record as of October 31, 2025.

OTHER INFORMATION (Unaudited)

Shareholder Meeting for the fiscal year ended March 31, 2025

The 2025 Annual Meeting of Shareholders was held on July 17, 2025 (the “2025 Annual Meeting”). The voting results for the proposals considered at the 2025 Annual Meeting were as follows:

1.

Election of Directors. The stockholders of the Fund elected Carlos V. Ubiñas and Luis Pellot to the Board of Directors to serve for a term expiring on the date of which the annual meeting of stockholders is held in 2028 or until their successors are elected and qualified.

Name of Director	Votes cast “For”	Votes “Against/Withheld”

Carlos V. Ubiñas	10,566,664	5,085,299

Luis Pellot	10,324,133	5,327,830

Statement Regarding Availability of Quarterly Portfolio Schedule.

Until registration under the 1933 Act becomes effective, the Fund is not required to submit Form N-PORT with the U.S. Securities and Exchange Commission (the “SEC”). After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the SEC’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-250-3600.

Statement Regarding Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Fund’s policies and procedures that are used by the Investment Adviser to vote proxies relating to the Fund’s portfolio securities and information regarding how the Investment Adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, upon request, by calling 787-250-3600 and on the SEC’s website at http://www.sec.gov.

Statement Regarding Basis for Approval of Investment Advisory Contract

The Board of the Fund met on May 9, 2025 (the “Meeting”), to consider the approval of the Advisory Agreement by and between the Fund and UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of the Investment Adviser, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Investment Adviser with respect to such matters.

The independent members of the Board (the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the Advisory Agreement. In evaluating the Advisory Agreement, including the specific fee structures, and other terms of this agreement, the Board was informed by multiple years of analysis and discussion amongst themselves and the Investment Adviser. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreement for the Fund were fair and reasonable and that the Investment Adviser’s fees were reasonable in light of the services provided to the Fund.

Nature, Extent, and Quality of Services. In evaluating the Advisory Agreement, the Board considered, in relevant part, the nature, extent, and quality of the Investment Adviser’s services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Investment Adviser provides to manage and operate the Fund, the increases of such services over time due to new or revised market, regulatory, or other developments (e.g.; liquidity management and cybersecurity programs, and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Investment Adviser provides portfolio management services for the Fund and, additionally, the Board considered the wide range of administrative and/or “non-advisory” services the Investment Adviser provides to manage and operate the Fund (complimentary to those provided by other third parties). These services include, but are not limited to, administrative services (e.g.; providing the employees and officers necessary for the Fund’s operations); operational expertise (e.g.; providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations, and foreign filings, as may be necessary); oversight of third-party service providers (e.g.; coordinating and evaluating the services of the Fund’s custodian, transfer agent, and other intermediaries); Board support and administration (e.g.; overseeing the organization of Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (monitoring daily purchases and redemptions); shareholder communications (e.g.; overseeing the preparation of annual and semi-annual and other periodic shareholder reports); tax administration; and compliance services (e.g.; helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually, overseeing the preparation of the Fund’s registration statements and regulatory filings, overseeing the valuation of portfolio securities and daily pricing, helping to ensure the Fund complies with its portfolio limitations and restrictions, voting proxies on behalf of the Fund; monitoring the liquidity of the portfolios, providing compliance training for personnel, and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

In addition to the services provided by the Investment Adviser, the Independent Directors also considered the risks borne by the Investment Adviser in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational, and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent, and quality of services provided under the Advisory Agreement was satisfactory on behalf of the Fund.

Investment Performance of the Fund. In evaluating the quality of the services provided by the Investment Adviser, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report prepared by Broadridge which generally provided the Fund’s performance data for the one, three, five, and ten-year periods ended December 31, 2024 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a

“Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreement supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) and/or representatives of the Investment Adviser to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate, and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Investment Adviser in light of the nature, extent, and quality of the services provided. The Board considered the net total expense ratio of the Fund in relation to those of a comparable group of funds (the Broadridge Expense Group). The Board also considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as it is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Investment Adviser’s rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential services being provided (i.e., the expertise of the Investment Adviser with the proposed strategy), the competitive marketplace (e.g., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Investment Adviser (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers, if applicable, proposed by the Investment Adviser to keep expenses to certain levels and reviewed the amounts the Investment Adviser had waived or reimbursed over the last fiscal years; if applicable, and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered the Fund’s net management fee and net total expense ratio in light of its performance history.

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting the Investment Adviser’s financial condition. The Independent Directors also reviewed the consolidated financial statements of the Investment Adviser for the year ended December 31, 2024. The Independent Directors also considered the overall financial condition of the Investment Adviser and the Investment Adviser’s representations regarding the stability of the firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Investment Adviser derived from its relationship with the Fund for the fiscal year ended December 31, 2024, on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, the Investment Adviser’s revenues, expenses, net income (pre-tax and after-tax), and the net profit margins (pre-tax and after-tax). The Independent Directors also reviewed the level of profitability realized by the Investment Adviser including and excluding distribution expenses incurred by the Investment Adviser from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Investment Adviser and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a fund-by-fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Investment Adviser’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Investment Adviser. In addition, the Investment Adviser noted that since the Fund is a closed-end fund, and based upon the Fund’s current operating policies, the ability to raise additional assets is limited, and that the Fund’s asset level had decreased from distributions resulting from the transition to the Fund’s new investment program and from share repurchases. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Investment Adviser’s fee structure.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Investment Adviser may receive as a result of its relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Investment Adviser may receive as a result of its association with the Fund. The Independent Directors took these indirect benefits into account when assessing the level of advisory fees paid to the Investment Adviser and concluded that the indirect benefits received were reasonable.

Privacy Notice

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former, or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules, or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

●	Investor applications and other forms,

●	Written and electronic correspondence,

●	Telephone contacts,

●

Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of funds, and any affiliation with the Distributor and its affiliates),

●	Website visits,

●	Consumer reporting agencies

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing, or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’s behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR, TRANSFER AGENT, AND CUSTODIAN

UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

U.S. LEGAL COUNSEL

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019

PUERTO RICO LEGAL COUNSEL

Sanchez/LRV LLC

270 Muñoz Rivera Avenue, Suite 1110

San Juan. Puerto Rico 00918

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

One Manhattan West,

395 9TH Ave.

New York, NY 10001

DIRECTORS AND OFFICERS

Agustín Cabrer-Roig

Independent Director

Carlos Nido

Independent Director

Vicente J. León

Independent Director

Luis M. Pellot-González

Independent Director

Clotilde Pérez

Independent Director

José J. Villamil

Independent Director

Carlos V. Ubiñas

Interested Director and President

José Grau

Treasurer

Heydi Cuadrado

Assistant Treasurer and Vice President

Edward Ramos

Vice President

María Vilaro

Vice President

Liana Loyola, Esq.

Secretary

Luz Nereida Colón

Chief Compliance Officer

Remember that:

●	Mutual Fund’s shares are not bank deposits or FDIC insured.
●	Mutual Fund’s shares are not obligations of or guaranteed by UBS Financial Services Inc. or any of its affiliates.
●	Mutual Fund’s shares are subject to investment risks, including possible loss of the principal amount invested.

(b)  Not applicable.

Item 2. Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a)  Not applicable.

(b)  Not applicable.

Item 6. Investments.

(a)  The Schedule of Investments is included as part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)  Not applicable.

(b)  Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

The Statement Regarding Basis for Approval of Investment Advisory Contract for the GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc. (the “Fund” or the “Registrant”) is included as part of the report to shareholders included under Item 1(a) of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about Mses. Heydi Cuadrado and Gladys M. Lasaga, who replaced Mr. William Rivera as the Fund’s Portfolio Managers effective June 30, 2025, and who were primarily responsible for the day-to-day portfolio management of the Fund as of June 30, 2025.

Ms. Heydi Cuadrado has been a Director of UBS Trust Company of Puerto Rico since March 2012. Ms. Cuadrado has been a trader and Assistant Portfolio Manager for UBS Asset Managers of Puerto Rico since 2008 and a Portfolio Manager since 2025. She joined UBS Trust Company in 2003.

Ms. Gladys Mirari Lasaga has been employed with UBS Financial Services of Puerto Rico (now UBS Financial Services, Inc.) since 2003, including ten years with UBS Asset Managers of Puerto Rico and thirteen years with the UBS Fund Administration division. Starting on 2025, Ms. Lasaga serves as Portfolio Manager of the Puerto Rico Residents Family of Funds. Ms. Lasaga holds a Business Administration degree in Finance and Accounting from the University of Puerto Rico and is a Certified Public Accountant.

(a)(2) The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of September 30, 2025:

(i) Name of Portfolio Manager	(ii) Type of Accounts	(ii) Number of Other Accounts Managed	(ii) Total Assets	(iii) Number of Accounts Managed for which Advisory Fee is Based on Performance	(iii) Total Assets for Which Advisory Fee is Based on Performance
Heydi Cuadrado	Registered Investment Companies	19 Funds consisting of 24 Portfolios	$ 1.4 billion	0	$ 0
	Other Pooled Investment Vehicles	0	$ 0	0	$ 0
	Other Accounts	0	$ 0	0	$ 0
Gladys M. Lasaga	Registered Investment Companies	19 Funds consisting of 24 Portfolios	$ 1.4 billion	0	$ 0
	Other Pooled Investment Vehicles	0	$ 0	0	$ 0
	Other Accounts	0	$ 0	0	$ 0

As described above, the Portfolio Managers manage other accounts with investment strategies similar to the Fund, including other investment companies. Fees earned by UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”) may vary among these accounts and the Portfolio Managers may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Investment Adviser has adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.

Potential Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Investment Adviser has adopted procedures that it considers fair and equitable for allocating limited opportunities across multiple accounts.

With respect to certain of its clients’ accounts, the Investment Adviser determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Investment Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Investment Adviser may place separate, non-simultaneous, transactions for a fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

The Investment Adviser has adopted certain compliance procedures which are designed to address these types of conflicts among portfolio managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation. Portfolio Manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Salary. Base pay is determined based upon an analysis of a Portfolio Manager’s general performance, experience, and market levels of base pay for such position.

The Portfolio Managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation, and financial performance of the Investment Adviser.

A portion of a Portfolio Manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one-, three- or five-year periods unless a Portfolio Manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group. A portion of the cash bonus is based on a qualitative evaluation made by a Portfolio Manager’s supervisor taking into consideration a number of factors, including the Portfolio Manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with the Investment Adviser’s policies and procedures. The final factor influencing a portfolio manager’s cash bonus is the financial performance of the Investment Adviser based on its operating earnings.

Deferred Compensation. Certain key employees of the Investment Adviser, including certain portfolio managers, have received profits interests in the Investment Adviser which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the other accounts shown in the table above.

(a)(4) The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Managers of the Fund as of September 30, 2025:

Portfolio Managers	Dollar Range of Fund Shares Beneficially Owned
Heydi Cuadrado	None
Gladys M. Lasaga	None

(b)  Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no repurchases of common shares by the Fund for the period covered by this Form N-CSR filing.

Item 15. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors (the “Board”) during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)  The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities and Exchange Act of 1934, as amended (the “1934 Act”).

(b)  There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Although it has not done so, the Fund may engage in securities lending, subject to procedures adopted by its Board.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GNMA & US GOVERNMENT TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	December 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	December 5, 2025

By:	/s/ José Grau
José Grau
Treasurer

Date:	December 5, 2025